UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-03310

Name of Fund:  Retirement Reserves Money Fund of Retirement Series Trust

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Retirement Reserves Money

Fund of Retirement Series Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT

Retirement Reserves Money Fund  |  of Retirement Series Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth – combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

  In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended April 30, 2014

The Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% during the 12-month period ended April 30, 2014. In the latter part of this period, the FOMC announced two significant but widely expected policy changes. First, after buying securities at a pace of $85 billion per month over the previous year, the FOMC altered course in December 2013. Citing the “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC announced it would begin reducing the pace of its monthly purchases by $10 billion to a rate of $75 billion per month, beginning in January 2014. The FOMC held to this new course in 2014, paring its monthly purchases by an additional $10 billion at each of its regular meetings in January, March and April; reducing the total amount purchased to $45 billion per month as of period end. Second, the FOMC altered its forward guidance on when it would consider an increase in interest rates by removing the unemployment rate and inflation thresholds. The FOMC will now favor a more holistic approach, using a range of economic data including labor market, inflation and financial market indicators. In a change of leadership, Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the U.S. Federal Reserve in February. Yellen, who acted as vice chair under Bernanke, is expected to follow his approach of maintaining low short-term rates while continuing to reduce the FOMC’s monthly bond purchases at a measured pace.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy during the period. Early in the second quarter of 2013, the eurozone was grappling with the aftermath of a severe banking crisis in Cyprus. Financial markets normalized when European and Cypriot officials ultimately agreed upon a controversial plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main refinancing rate to 0.25% from 0.50% in November. Since then, ECB President Mario Draghi has repeatedly suggested that the central bank is ready to act aggressively if needed; thus far, however, the ECB has refrained from taking any further actions to stimulate the eurozone economy.

Late in the third quarter, the Fed introduced a fixed-rate reverse repurchase agreement (“repo”) facility in which select counterparties can lend U.S. dollars overnight to the Fed. Over the following months, the Fed increased the maximum bid per counterparty from the initial amount of $500 million to $10 billion and increased the offered rate from 0.01% to 0.05%. Usage of this facility increased gradually to an average of $118 billion per day during the month of April 2014.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space. Benchmark three-month LIBOR fell by 0.05% to end the period at 0.22% — a historic low as commercial banks extended borrowings to longer maturity dates and shifted funding needs away from the short-term wholesale markets. Other short-term rates, including U.S. Treasury bills, ground lower over the period as demand continued to outweigh supply. Yields on 3-month U.S. Treasury bills declined from 0.06% over the 12-month period to 0.04% as of April 30, 2014. U.S. Treasury bill outstandings declined as the federal budget deficit improved and the U.S. Treasury cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in almost 17 years. FRN issuance totaled $41 billion in the first quarter of 2014. Much of the void resulting from the decline in supply has been filled with utilization of the Fed’s fixed-rate reverse repo facility, which has proven very popular with dealers, particularly at calendar quarter-ends. A fully operational facility is expected to figure prominently in eventual decisions by policymakers to raise interest rates.

In the short-term tax-exempt market, conditions remained stable for yet another year. During the 12-month period, the benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.18% and an all-time low of 0.03%, averaging just 0.07% for the period. The sustained downward pressure on SIFMA Index levels is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand by money market funds which saw a stabilization in assets over the past two years.

Despite the change in leadership at the Fed, monetary policy has continued to be accommodative and rates on taxable overnight repos have remained low by historical measures. Given the low levels on taxable repos, tax-exempt VRDNs remain attractive as an alternative investment for taxable money funds. This cross-over demand from taxable money funds, coupled with the natural demand from tax-exempt money funds, has placed undue pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

April  15th ushered in tax season, during which tax-exempt money funds typically experience large outflows due to shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given continued austerity measures at state and local municipalities, spending has been limited as well as the need for debt issuance. As such, supply of new-issue, one-year fixed-rate notes has diminished. Generally speaking, municipal money market funds tend to take advantage of note season to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. This year, we expect investor demand for one-year notes will be stronger than in previous years.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Fund Information as of April 30, 2014

Investment Objective

Retirement Reserves Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Current Seven-Day Yields
	7-Day SEC Yields	7-Day Yields
Class I	0.00%	0.00%
Class II	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains. Past performance is not indicative of future results.

Portfolio Composition
Percent of Net Assets
Certificates of Deposit	50%
Commercial Paper	19
Repurchase Agreements	14
Municipal Bonds	8
U.S. Government Sponsored Agency Obligations	4
U.S. Treasury Obligations	3
Time Deposits	2

Total	100%

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on November 1, 2013 and held through April 30, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class I	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%
Class II	$1,000.00	$1,000.00	$1.09	$1,000.00	$1,023.70	$1.10	0.22%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	5

Schedule of Investments April 30, 2014	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Domestic — 4.2%
Citibank NA, 0.23%, 8/06/14	$15,000	$15,000,000
State Street Bank & Trust Co., 0.20%, 9/08/14	7,000	7,000,000
Wells Fargo Bank NA, 0.22%, 11/26/14 (a)	41,000	41,000,000

		63,000,000
Euro — 1.1%
National Australia Bank Ltd., London, 0.23%, 10/23/14 (a)	16,000	16,000,000
Yankee (b) — 44.9%
Australia & New Zealand Banking Group Ltd., 0.22%, 2/25/15 (a)	10,000	10,000,000
Bank of Montreal, Chicago (a):
0.22%, 9/05/14	20,000	20,000,000
0.22%, 1/08/15	20,000	20,000,000
Bank of Nova Scotia, Houston (a):
0.28%, 8/08/14	11,500	11,500,000
0.20%, 11/06/14	20,000	20,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.25%, 8/27/14	25,000	24,999,587
BNP Paribas SA, NY:
0.30%, 8/04/14	10,000	10,000,000
0.29%, 9/05/14 (a)	19,000	19,000,000
Canadian Imperial Bank of Commerce, NY, 0.29%, 10/01/14 (a)	33,095	33,095,000
Credit Industriel et Commercial, NY:
0.13%, 5/05/14	6,000	6,000,000
0.32%, 10/14/14	7,000	7,000,000
0.32%, 11/03/14	5,000	5,000,000
Credit Suisse, NY:
0.30%, 6/06/14 (a)	6,000	6,000,000
0.30%, 11/14/14	12,000	12,000,000
Deutsche Bank AG, NY, 0.32%, 8/22/14 (a)	11,000	11,000,000
Mizuho Bank Ltd., NY:
0.22%, 5/21/14	10,000	10,000,000
0.20%, 6/23/14	20,000	20,000,000
National Australia Bank Ltd., NY, 0.24%, 8/08/14 (a)	25,000	25,000,802
National Bank of Canada, NY (a):
0.30%, 7/09/14	6,000	6,000,000
0.25%, 1/23/15	15,000	15,000,000
Natixis, NY, 0.27%, 7/07/14 (c)	18,000	17,999,357
Norinchukin Bank, NY:
0.10%, 5/06/14	25,000	25,000,000
0.10%, 5/07/14	32,000	32,000,000
Rabobank Nederland NV, NY:
0.27%, 9/16/14 (a)	20,000	20,000,000
0.35%, 1/12/15	16,000	16,000,000
Certificates of Deposit	Par (000)	Value
Yankee (b) (concluded)
Royal Bank of Canada, NY:
0.24%, 10/23/14	$9,000	$9,000,000
0.27%, 12/05/14 (a)	6,000	6,000,000
0.27%, 1/21/15 (a)	16,000	16,000,000
0.27%, 2/04/15 (a)	16,000	16,000,000
Skandinaviska Enskilda Banken AB, NY:
0.30%, 5/28/14	17,000	17,000,197
0.25%, 7/14/14	20,000	20,000,000
0.25%, 10/06/14	14,000	14,000,000
Societe Generale, NY, 0.32%, 7/07/14 (c)	9,000	9,000,000
Sumitomo Mitsui Banking Corp., NY, 0.25%, 8/20/14	25,000	25,000,000
Sumitomo Mitsui Trust Bank Ltd., NY, 0.22%, 8/04/14	44,000	44,000,000
Toronto-Dominion Bank, NY:
0.22%, 7/24/14 (a)	9,000	9,000,000
0.25%, 10/08/14	35,000	35,000,000
UBS AG, Stamford, 0.20%, 7/07/14 (c)	17,000	17,000,000
Westpac Banking Corp., NY (a):
0.23%, 8/28/14	18,000	18,000,000
0.22%, 10/08/14	20,000	20,000,000

		677,594,943
Total Certificates of Deposit — 50.2%		756,594,943

Commercial Paper
Aspen Funding Corp., 0.34%, 8/29/14 (d)	20,000	19,977,144
Bank Nederlandse Gemeenten, 0.22%, 8/06/14 (d)	5,000	4,997,074
BNP Paribas Finance, Inc., 0.30%, 10/16/14 (d)	22,000	21,969,017
CAFCO LLC, 0.24%, 8/04/14 (d)	30,000	29,980,800
Chariot Funding LLC, 0.22%, 10/09/14 (d)	9,500	9,490,595
Collateralized Commercial Paper Co. LLC (d):
0.30%, 8/01/14	25,000	24,980,625
0.27%, 10/23/14	26,000	25,965,680
Credit Suisse, NY, 0.30%, 11/25/14 (d)	10,000	9,982,874
Deutsche Bank Financial LLC, 0.25%, 6/27/14 (d)	18,000	17,992,750
Fairway Finance Co. LLC, 0.17%, 6/18/14 (a)	5,000	5,000,000
General Electric Capital Corp., 0.19%, 10/27/14 (d)	16,000	15,984,800
Kells Funding LLC, 0.19%, 7/07/14 (a)	20,000	20,000,000
Matchpoint Master Trust U.S. Finance Co. LLC, 0.09%, 5/07/14 (d)	18,000	17,999,685
Natixis U.S. Finance Co. LLC, 0.11%, 5/01/14 (d)	30,000	29,999,908

Portfolio Abbreviations

AMT	Alternative Minimum Tax (subject to)
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
LOC	Letter of Credit
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

6	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Commercial Paper (concluded)
Nederlandse Waterschapsbank NV, 0.20%, 8/13/14 (a)	$5,000	$5,000,000
Rabobank USA Financial Corp., 0.29%, 5/08/14 (d)	9,000	8,999,420
Sheffield Receivable Corp., 0.21%, 7/14/14 (d)	15,000	14,993,437
Westpac Banking Corp., 0.26%, 7/09/14 (a)	11,530	11,530,000
Total Commercial Paper — 19.6%		294,843,809

Municipal Bonds (c)
California HFA, RB, VRDN, Series A, AMT (Freddie Mac LOC, Fannie Mae LOC), 0.11%, 5/07/14	5,500	5,500,000
County of Jackson West Virginia, RB, VRDN, Armstrong World Industries, Inc. Project (Bank of Nova Scotia LOC), 0.13%, 5/07/14	17,500	17,500,000
Eclipse Funding Trust, Refunding RB, VRDN (U.S. Bank NA LOC, U.S. Bank NA SBPA), 0.12%, 5/07/14 (e)	6,300	6,300,000
Indiana Finance Authority, Refunding RB, VRDN, Sisters of St. Francis, Series B (JPMorgan Chase Bank NA LOC), 0.13%, 5/07/14	5,400	5,400,000
Los Angeles Community Redevelopment Agency California, RB, VRDN, Hollywood & Vine Apartments, Series A (Fannie Mae Liquidity Guarantor), 0.13%, 5/07/14	9,000	9,000,000
New York City Housing Development Corp., HRB, VRDN, 155 West 21st Street Development, Series A (Fannie Mae Guarantor, Fannie Mae LOC, Fannie Mae SBPA), 0.11%, 5/07/14	16,400	16,400,000
New York City Industrial Development Agency, RB, VRDN, USA Waste Services, New York City Project, AMT (JPMorgan Chase Bank NA LOC), 0.14%, 5/07/14	9,000	9,000,000
New York State HFA, HRB, VRDN Series A:
125 West 31st Street Housing, AMT (Fannie Mae SBPA, Fannie Mae Guarantor), 0.11%, 5/07/14	12,000	12,000,000
316 11th Avenue Housing, AMT (Fannie Mae Liquidity Guarantor, Fannie Mae SBPA), 0.11%, 5/07/14	20,000	20,000,000
East 39th Street Housing (Fannie Mae Liquidity Guarantor), 0.11%, 5/07/14	15,000	15,000,000
Total Municipal Bonds — 7.7%		116,100,000

Time Deposits — 1.7%
ING Bank NV, Amsterdam, 0.10%, 5/07/14	26,000	26,000,000

U.S. Government Sponsored Agency Obligations (a)
Fannie Mae Variable Rate Note, 0.12%, 2/27/15	18,000	17,996,243
U.S. Government Sponsored Agency Obligations (a) (concluded)
Federal Farm Credit Banks Variable Rate Note, 0.09%, 8/26/14	$17,500	$17,499,434
Federal Home Loan Bank Variable Rate Note, 0.09%, 9/05/14	12,000	11,999,574
Freddie Mac Variable Rate Note, 0.14%, 11/25/15	10,000	10,000,000
Total U.S. Government Sponsored Agency Obligations — 3.8%		57,495,251

U.S. Treasury Obligations
U.S. Treasury Notes:
0.75%, 6/15/14	10,000	10,007,096
2.38%, 10/31/14	12,000	12,133,791
0.25%, 1/31/15	5,000	5,003,659
0.08%, 1/31/16 (a)	12,000	11,994,878
Total U.S. Treasury Obligations — 2.6%		39,139,424

Repurchase Agreements
Barclays Capital, Inc., 0.23%, 6/10/14 (Purchased on 3/10/14 to be repurchased at $10,506,172, collateralized by various U.S. Government Sponsored Agency Obligations, 0.00% - 11.60%, due 2/15/36 - 1/16/54, original par and fair values of $79,375,061 and $11,294,980, respectively)	10,500	10,500,000
Total Value of Barclays Capital, Inc. (collateral value of $11,294,980)		10,500,000
Deutsche Bank Securities, Inc., 0.06%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $66,934,112, collateralized by various U.S. Government Sponsored Agency Obligations and a U.S. Treasury Bond Obligation, 0.45% - 11.77%, due 5/15/36 - 4/16/53, original par and fair values of $247,014,812 and $70,779,536, respectively)	66,934	66,934,000
Deutsche Bank Securities, Inc., 0.20%, 5/01/14 (Purchased on 4/25/14 to be repurchased at $17,000,567, collateralized by various Corporate/Debt Obligations, 0.00%, due 5/07/14 - 5/08/14, original par and fair values of $17,851,778 and $17,850,001, respectively)	17,000	17,000,000
Total Value of Deutsche Bank Securities, Inc. (collateral value of $88,629,537)		83,934,000
Goldman Sachs & Co., 0.14%, 5/01/14 (Purchased on 4/24/14 to be repurchased at $16,000,436, collateralized by various U.S. Government Sponsored Agency Obligations, 3.00% - 12.95%, due 11/01/14 - 4/01/44, original par and fair values of $21,621,071 and $16,690,553, respectively)	16,000	16,000,000
Total Value of Goldman Sachs & Co. (collateral value of $16,690,553)		16,000,000

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	7

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
Mizuho Securities USA, Inc., 0.07%, 5/01/14 (Purchased on 4/30/14 to be repurchased at $65,000,126, collateralized by various U.S. Government Sponsored Agency Obligations, 1.87% - 6.65%, due 4/20/39 - 3/20/60, original par and fair values of $628,622,080 and $70,175,201, respectively)	$65,000	$65,000,000
Mizuho Securities USA, Inc., 1.16%, 6/02/14 (Purchased on 4/30/14 to be repurchased at $19,019,591, collateralized by a U.S. Government Sponsored Agency Obligations and various Corporate/Debt Obligations, 1.69% - 6.00%, due 10/25/37 - 11/15/42, original par and fair values of $54,446,821 and $23,729,880, respectively) (d)	19,000	19,000,000
Total Value of Mizuho Securities USA, Inc. (collateral value of $93,905,081)		84,000,000
Wells Fargo Securities, LLC, 0.38%, 5/08/14 (Purchased on 2/06/14 to be repurchased at $9,008,645, collateralized by various U.S. Government Sponsored Agency Obligations and various Corporate/Debt Obligations, 0.00% -7.45%, due 5/13/14 - 12/11/49, original par and fair values of $114,056,236 and $10,294,931, respectively)	$9,000	$9,000,000
Wells Fargo Securities, LLC, 0.46%, 7/16/14 (Purchased on 4/16/14 to be repurchased at $13,015,116, collateralized by various U.S. Government Sponsored Agency Obligations and various Corporate/Debt Obligations, 0.00% -7.45%, due 5/13/14 - 2/15/47, original par and fair values of $127,067,345 and $14,326,225, respectively)	13,000	13,000,000
Total Value of Wells Fargo Securities, LLC (collateral value of $24,621,156)		22,000,000
Total Repurchase Agreements — 14.4%		216,434,000
Total Investments (Cost — $1,506,607,427*) — 100.0%		$1,506,607,427
Liabilities in Excess of Other Assets — (0.0)%		(655,640)

Net Assets — 100.0%		$1,505,951,787

Notes to Schedule of Investments

*	Cost for federal income tax purposes.
(a)	Variable rate security. Rate shown is as of report date.
(b)	Issuer is a U.S. branch of foreign domiciled bank.
(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.
(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.
(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

8	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Schedule of Investments (concluded)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$1,506,607,427	—	$1,506,607,427
[1] See above Schedule of Investments for values in each security type.

The carrying amount for certain of the Fund’s assets approximates fair value for financial statement purposes. As of April 30, 2014, cash of $1,624 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	9

Statement of Assets and Liabilities

April 30, 2014

Assets
Investments at value — unaffiliated (cost — $1,290,173,427)	$1,290,173,427
Repurchase agreements at value — unaffiliated (cost — $216,434,000)	216,434,000
Cash	1,624
Investments sold receivable	17,985,804
Capital shares sold receivable	358,758
Interest receivable	300,578
Prepaid expenses	99,262

Total assets	1,525,353,453

Liabilities
Capital shares redeemed payable	18,963,007
Investment advisory fees payable	270,803
Officer’s and Trustees’ fees payable	7,360
Other affiliates payable	4,448
Other accrued expenses payable	156,048

Total liabilities	19,401,666

Net Assets	$1,505,951,787

Net Assets Consist of
Paid-in capital	$1,505,891,587
Undistributed net investment income	612
Accumulated net realized gain	59,588

Net Assets	$1,505,951,787

Net Asset Value
Class I — Based on net assets of $1,474,106,414 and 1,474,047,494 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

Class II — Based on net assets of $31,845,373 and 31,844,093 shares outstanding, unlimited number of shares authorized, $0.10 par value	$1.00

See Notes to Financial Statements.

10	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Statement of Operations

Year Ended April 30, 2014

Investment Income
Interest	$3,796,908

Expenses
Investment advisory	8,076,097
Distribution — Class II	69,878
Transfer agent — Class I	2,439,620
Transfer agent — Class II	49,809
Registration	122,288
Professional	107,893
Accounting services	69,369
Officer and Trustees	56,939
Custodian	36,497
Printing	5,396
Miscellaneous	36,381

Total expenses	11,070,167
Less fees waived by Manager	(4,714,316)
Less distribution fees waived — Class II	(69,878)
Less transfer agent fees reimbursed — Class I	(2,439,620)
Less transfer agent fees reimbursed — Class II	(49,809)
Less fees paid indirectly	(249)

Total expenses after fees waived and/or reimbursed and paid indirectly	3,796,295

Net investment income	613

Realized Gain
Net realized gain from investments	85,559

Net Increase in Net Assets Resulting from Operations	$86,172

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	11

Statements of Changes in Net Assets

	Year Ended April 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$613	$705
Net realized gain	85,559	68,441

Net increase in net assets resulting from operations	86,172	69,146

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class I	(862)	(690)
Class II	(19)	(15)
Net realized gain:
Class I	(59,288)	(61,693)
Class II	(1,271)	(1,307)

Decrease in net assets resulting from dividends and distributions to shareholders	(61,440)	(63,705)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(279,192,488)	(395,825,553)

Net Assets
Total decrease in net assets	(279,167,756)	(395,820,112)
Beginning of year	1,785,119,543	2,180,939,655

End of year	$1,505,951,787	$1,785,119,543

Undistributed net investment income, end of year	$612	$880

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Financial Highlights

	Class I
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0007
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0000	0.0002	0.0007

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0007)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0002)	(0.0000)[3]

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0002)	(0.0007)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.02%	0.07%

Ratios to Average Net Assets
Total expenses	0.65%	0.63%	0.68%	0.59%	0.56%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.23%	0.29%	0.26%	0.40%	0.41%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.08%

Supplemental Data
Net assets, end of year (000)	$1,474,106	$1,747,331	$2,137,787	$2,938,254	$3,508,192

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	13

Financial Highlights (concluded)

	Class II
	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0006
Net realized gain	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0002	0.0000 [1]

Net increase from investment operations	0.0000	0.0000	0.0000	0.0002	0.0006

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0006)
Net realized gain	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0002)	(0.0000)[3]

Total dividends and distributions	(0.0000)	(0.0000)	(0.0000)	(0.0002)	(0.0006)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.00%	0.00%	0.00%	0.02%	0.06%

Ratios to Average Net Assets
Total expenses	0.85%	0.87%	0.84%	0.80%	0.79%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.23%	0.29%	0.26%	0.40%	0.41%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.06%

Supplemental Data
Net assets, end of year (000)	$31,845	$37,788	$43,152	$62,852	$79,458

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

14	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Notes to Financial Statements

1. Organization:

Retirement Reserves Money Fund (the “Fund”) is a series of Retirement Series Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company, which is comprised of a series of separate portfolios offering separate classes of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of Bank of America Corporation, acts as passive custodian. The Trust is organized as a Massachusetts business trust. At the present time, the Fund is the only series offered. The Fund is classified as diversified. The Fund offers multiple classes of shares. Class I and Class II Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective class are entitled to vote on matters concerning only that class, and Class II Shares bear certain expenses related to the distribution of such shares and shall have exclusive voting rights with respect to matters relating to distribution expenditures.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Repurchase Agreements: The Fund may enter into repurchase agreements. In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Fund could experience losses, delays and costs in liquidating the collateral.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	15

Notes to Financial Statements (continued)

Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

4. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.500%
$1 Billion — $2 Billion . . . . . . . . . . . . . . . . . . . . . . . . . .	0.450%
$2 Billion — $3 Billion . . . . . . . . . . . . . . . . . . . . . . . . . .	0.400%
$3 Billion — $4 Billion . . . . . . . . . . . . . . . . . . . . . . . . . .	0.375%
$4 Billion — $7 Billion . . . . . . . . . . . . . . . . . . . . . . . . . .	0.350%
$7 Billion — $10 Billion . . . . . . . . . . . . . . . . . . . . . . . . .	0.325%
$10 Billion — $15 Billion . . . . . . . . . . . . . . . . . . . . . . .	0.300%
Greater than $15 Billion . . . . . . . . . . . . . . . . . . . . . . . .	0.290%

For the year ended April 30, 2014, the Fund reimbursed the Manager $17,109 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at the annual rate of 0.20% based upon the average daily net assets of the Fund’s Class II Shares.

In addition, BRIL has contractually agreed to waive the 0.20% distribution fee for Class II Shares until September 1, 2014. These amounts are shown as distribution fees waived in the Statement of Operations. The Manager voluntarily agreed to waive management and/or reimburse operating expenses to enable the Fund to maintain a minimum level of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by Manager, distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in officer and trustees in the Statement of Operations.

5. Income Tax Information:

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

Ordinary income	4/30/14	$60,043
	4/30/13	$42,650
Long-term capital gain	4/30/14	$1,397
	4/30/13	$21,055

Total	4/30/14	$61,440

	4/30/13	$63,705

As of April 30, 2014, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$60,200

As of April 30, 2014, there were no significant differences between book and tax components of net assets.

6. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by

16	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Notes to Financial Statements (concluded)

monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Certain obligations held by the Fund have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Fund monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

7. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended April 30,
	2014	2013
Class I Shares
Shares sold	4,379,423,214	4,642,758,340
Shares issued in reinvestment of dividends and distributions	59,587	61,745
Shares redeemed	(4,652,732,003)	(5,033,280,652)

Net decrease	(273,249,202)	(390,460,567)

Class II Shares
Shares sold	39,896,832	46,482,543
Shares issued in reinvestment of dividends and distributions	1,276	1,305
Shares redeemed	(45,841,394)	(51,848,834)

Net decrease	(5,943,286)	(5,364,986)

Total Net Decrease	(279,192,488)	(395,825,553)

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	17

Report of Independent Registered Public Accounting Firm

To the Shareholders of Retirement Reserves Money Fund and Board of Trustees of Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Retirement Reserves Money Fund of Retirement Series Trust (the “Trust”) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Retirement Reserves Money Fund of Retirement Series Trust as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 25, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by Retirement Reserves Money Fund during the fiscal year ended April 30, 2014.

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[1]
May 2013 - April 2014	100%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $0.000000843 per share to shareholders of record on December 4, 2013.

18	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2002	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2002	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Trustee	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2007	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	19

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Trustees on a case-by-case basis, as appropriate.

[2]   Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of directors of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	President and Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[3]   Mr. Audet is an “interested person” as defined in the 1940 Act, of the Trust based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

20	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012

Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board.
Further information about the Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210 or by accessing www.blackrock.com/moneymarketreports.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286 Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Accounting Agent State Street Bank and Trust Company Boston, MA 02110 Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116 Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Effective May 30, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Fund and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Fund. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	21

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website (http://www.blackrock.com/moneymarketreports) or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

22	RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

RETIREMENT RESERVES MONEY FUND	APRIL 30, 2014	23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

RETRES-4/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:
Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$26,713	$26,363	$0	$0	$9,600	$9,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
Retirement Reserves Money Fund of Retirement Series Trust	$9,600	$9,600

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

3

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  Retirement Reserves Money Fund of Retirement Series Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

  Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Retirement Reserves Money Fund of Retirement Series Trust

  Date: July 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Retirement Reserves Money Fund of Retirement Series Trust

  Date: July 1, 2014

5